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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     June 9, 2004
                                                 -------------------------------

                         VSUS TECHNOLOGIES INCORPORATED
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Delaware                002-98748-D                 43-2033337
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)              File Number)            Identification No.)


     622 Third Avenue, 33rd Floor, New York, New York              10017
--------------------------------------------------------------------------------
      Address of Principal Executive Offices                      (Zip Code)

Registrant's telephone number, including area code            (212) 972-1400
                                                   -----------------------------


                             Formula Footwear, Inc.
           4685 South Highland Drive, #202, Salt Lake City, Utah 84117
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         Effective as of June 9, 2004, we changed our state of incorporation from Utah to Delaware. This reincorporation was approved by our shareholders at a special meeting held on that date.

         The reincorporation was accomplished by a merger (the "Merger") of our company with and into VSUS Technologies Incorporated ("VSUS"), a Delaware corporation and our wholly-owned subsidiary, which was the surviving corporation in the Merger.

         In addition to changing our state of incorporation, the reincorporation had the following effects:

         1. The name of the combined company is "VSUS Technologies
Incorporated";

         2. The business operations of VSUS continued as the business operations of the combined company;

         3. VSUS's certificate of incorporation and bylaws continued as the certificate of incorporation and bylaws for the combined company, resulting in:
(i) an increase in our number of authorized shares of common stock from 50,000,000 shares, $.001 par value per share, to 100,000,000 shares, $.001 par value per share; and (ii) our authorization of 20,000,000 shares of "blank check" preferred stock, $.001 par value per share;

         4. VSUS's officers and directors continued in their same capacities as the officers and directors of the combined company, and the combined company assumed certain employment and consulting agreements with several of these officers and directors;

         5.   Our fiscal year end changed from March 31 to December 31; and

         6. The combined company assumed a stock option plan, under which options to purchase 5,641,000 shares of common stock have been granted as of the date hereof, of which 3,049,000 are currently exercisable at prices ranging from $.001 per share to $.01 per share.

         At the effective time of the reincorporation, one fully paid and non-assessable share of VSUS's common stock was issued in exchange for each outstanding share of our common stock. In addition, as of June 14, 2004, our shares ceased trading on the over-the-counter bulletin board and the shares of VSUS began trading in their place under the symbol "VSUS." Our shareholders are not required to undertake a mandatory exchange of their shares. Certificates for our shares of common stock automatically represent an equal number of shares of VSUS's common stock.

         The shares of VSUS are deemed registered under Section 15(d) of the Securities Exchange Act of 1934 (the "Act") by operation of Rule 15d-5 of the Act.




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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Not Applicable

         (b)      Not Applicable

         (c)      Exhibits

         Exhibits
         --------

           2.1 Agreement and Plan of Merger, by and between Formula Footwear, Inc. and VSUS Technologies Incorporated, dated April 20, 2004

           2.2 Certificate of Merger of Formula Footwear, Inc. with and into VSUS Technologies Incorporated, filed as of June 9, 2004

           3.1 Amended and Restated Certificate of Incorporation of VSUS Technologies Incorporated

           3.2    Amended Bylaws of VSUS Technologies Incorporated

           4.1    2003 Stock Option Plan of VSUS Technologies Incorporated

           10.1 Employment Agreement, by and between VSUS Technologies Incorporated and Mr. Amiram Ofir, dated January 1, 2003

           10.2 Consulting Agreement, by and between VSUS Technologies Incorporated and Mr. Matis Cohen, dated January 1, 2003

           10.3 Consulting Agreement, between VSUS Technologies Incorporated and Gen. Daniel Rothschild, dated January 1, 2004

ITEM 8.  CHANGE IN FISCAL YEAR.

            Effective as of the date of the Merger, described in Item 5 above, our fiscal year-end changed from March 31 to December 31. Because of timing, no transitional report will be filed. Instead, we will file the required: (i) Annual Report on Form 10-KSB for Formula Footwear, Inc., for the fiscal year ended March 31, 2003, on or before June 29, 2004, and (ii) Quarterly Report on Form 10-QSB for the combined company, for the three-month period ended June 30, 2004, on or before August 14, 2004.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereto duly authorized.


                                         VSUS TECHNOLOGIES INCORPORATED



Date:   June 17, 2004                    By:  /s/ Matis Cohen
      ------------------------------        -----------------
                                                  Matis Cohen
                                                  President


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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.       Exhibit Title
-----------       -------------
     2.1          Agreement and Plan of Merger by and between Formula Footwear, Inc. and VSUS Technologies Incorporated,
                  dated April 20, 2004

     2.2          Certificate of Merger of Formula Footwear, Inc. with and into VSUS Technologies Incorporated, filed as of June 9, 2004

     3.1          Amended and Restated Certificate of Incorporation of VSUS Technologies Incorporated

     3.2          Amended Bylaws of VSUS Technologies Incorporated

     4.1          2003 Stock Option Plan of VSUS Technologies Incorporated

     10.1         Employment Agreement by and between VSUS Technologies Incorporated and Mr. Amiram Ofir, dated
                  January 1, 2003

     10.2         Consulting Agreement by and between VSUS Technologies Incorporated and Mr. Matis Cohen, dated
                  January 1, 2003

     10.3         Consulting Agreement between VSUS Technologies Incorporated and Gen. Daniel Rothschild, dated
                  January 1, 2004